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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 20, 1996



             (Exact name of registrant as specified in its charter)
                             The Italian Oven, Inc.


(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)      Identification No.)
Pennsylvania                         0-27182             25-1624305


                    (Address of principal executive offices)
                Eleven Lloyd Avenue, Latrobe, Pennsylvania 15650



       Registrant's telephone number, including area code: (412) 537-5380



         (Former name or former address, if changed since last report)
          ___________________________________________________________
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Item 5.  Other Events

          On November 20, 1996, the NASDAQ Stock Market, Inc. ("NASDAQ") advised the Company that, based on its financial results through the quarter ended September 30, 1996, the Company no longer met the listing criteria for NASDAQ's National Market System. Accordingly, NASDAQ has determined that continued listing of the Company's Common Stock, par value $.01 per share (the "Common Stock"), is no longer warranted.

          The Company has appealed the decision of NASDAQ in accordance with NASDAQ's procedures and will have a hearing on its appeal on December 19, 1996. Pending the disposition of the Company's appeal, the Common Stock will continue to trade on NASDAQ's National Market System.
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          Pursuant to the requirements of the Securities Exchange Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE ITALIAN OVEN, INC.


                                    By:  /s/ Gary L. Steib
                                        ______________________________________
                                         Gary L. Steib
Date: December 2, 1996                   Chief Financial Officer